EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of Receivable Acquisition & Management Corporation (the “COMPANY”) on Form 10-KSB for the period ended September 30, 2007 as filed with the SEC on the date hereof (the “REPORT”), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Max Khan

By: Max Khan
Chief Executive Officer, Chief Financial Officer
DATE: January 14, 2007